EXHIBIT 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                            WOIZE INTERNATIONAL LTD.
                 FORM 10-QSB FOR THE QUARTER ENDED JUNE 30, 2006
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I am the Chief Financial Officer of Woize International Ltd., a Nevada corporation (the "Company"). I am delivering this certificate in connection with the Form 10-QSB of the Company for the quarter ended June 30, 2006 and filed with the Securities and Exchange Commission ("Form 10-QSB ").

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 24, 2006                             /s/ Ben Hedenberg
                                            -----------------
                                            Ben Hedenberg
                                            Chief Financial Officer
                                            (Principal Accounting Officer)